UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of
earliest event reported):                 August 24, 2001



Commission      Registrant, State of Incorporation,        I.R.S. Employer
File Number     Address and Telephone Number               Identification No.
-----------     -----------------------------------        ------------------

1-6047          GPU, Inc.                                    13-5516989
                (a Pennsylvania corporation)
                300 Madison Avenue
                Morristown, New Jersey 07962-1911
                Telephone (973) 401-8200

1-3141          Jersey Central Power & Light Company         21-0485010
                (a New Jersey corporation)
                2800 Pottsville Pike
                Reading, Pennsylvania 19640-0001
                Telephone (610) 929-3601

ITEM 5.     OTHER EVENTS.
            ------------

      On August 24, 2001, a Stipulation of Settlement concerning the petition filed with the New Jersey Board of Public Utilities ("NJBPU") by GPU, Inc.'s subsidiary, Jersey Central Power & Light Company ("JCP&L"), and FirstEnergy Corp. ("FirstEnergy"), in connection with the merger between GPU, Inc. and FirstEnergy, was submitted to the Administrative Law Judge ("ALJ") hearing the case for the NJBPU. Parties to the Stipulation of Settlement include JCP&L, FirstEnergy, the Staff of the NJBPU, the New Jersey Division of the Ratepayer Advocate, Independent Energy Producers of New Jersey, The NewPower Company, Shell Energy Services Co., LLC and Co-Steel Sayreville, Inc. The ALJ will issue an initial decision recommending that the Stipulation of Settlement be adopted, rejected or modified, which will then be subject to the approval of the NJBPU.

      Copies of the Stipulation of Settlement and GPU, Inc.'s related news release are annexed as exhibits.

      ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  ------------------------------------------------------
AND  EXHIBITS.
-------------


      (c)   Exhibits

            1.    Stipulation of Settlement, dated August 24, 2001.

            2.    GPU News Release, dated August 24, 2001.

                                    SIGNATURE

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANTS HAVE DULY CAUSED THIS REPORT TO BE SIGNED ON THEIR BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                              GPU, INC.
                              JERSEY CENTRAL POWER & LIGHT COMPANY




                              By:  /s/ T. G. Howson
                                   -------------------------------
                                    T. G. Howson, Vice President
                                    and Treasurer


Date:   August 28, 2001